Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

AlphaClone Alternative Alpha ETF
(the “Fund”)

Supplement dated November 4, 2015 to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”)
each dated July 31, 2015

Effective immediately, the name of the Fund’s underlying index (the “Index”) has changed to the AlphaClone Hedge Fund Downside Hedged Index. Only the name of the Index is affected by this change, and no other aspects of the Index, including its components, value, and methodology, are affected by this change. As a result of the change, all references to the “AlphaClone Hedge Fund Long/Short Index” in the Summary Prospectus, Prospectus, and SAI are revised to refer to the “AlphaClone Hedge Fund Downside Hedged Index.”

Additionally, the first paragraph of the section entitled “Principal Investment Strategies” on page 2 of both the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

The Fund uses a “passive” or “indexing” investment approach to track the AlphaClone Hedge Fund Downside Hedged Index (the “Index”). The Index utilizes a proprietary, quantitative Clone Score methodology developed by AlphaClone, Inc. (the “Index Provider”) to replicate the U.S. equity securities favored as investments by hedge funds and institutional investors. The Index Provider’s Clone Score methodology analyzes the historical returns of a given hedge fund’s or institutional investor’s holdings and assigns a Clone Score (i.e., ranking) to each such hedge fund and institutional investor based on such returns. The Clone Score methodology incorporates information from hedge fund and institutional investor public disclosure filings (e.g., Form 13F filings) with the U.S. Securities and Exchange Commission to identify their disclosed holdings at the end of each quarter. The Index is made up of the equity securities held by those hedge funds and institutional investors with the highest Clone Scores. Index constituents are equal weighted at the time of each reconstitution but have an overlap bias (i.e., holdings held by twice as many hedge funds and institutional investors have twice the weight).

The Index can oscillate between being long only or market hedged. When the Index is market hedged, in addition to continuing to hold its long positions, the Index sells short a security that tracks the S&P 500 Index in an amount equal to the market value of 100% of the market value of the Index's long positions. When the Index is hedged, the Index’s short position is designed to mitigate overall systemic market risk by increasing in value as the overall equity market declines and offsetting the corresponding decline in the value of the Index’s long positions. The Index’s market hedge is triggered “on” when a security that tracks the S&P 500 Index closes below its 200-day simple moving average at any month end, and the Index’s market hedge is triggered “off” (i.e., removed) when such security closes above its 200-day simple moving average at any month end.  Implementation or removal of the Index’s market hedge takes effect at market close two trading days after the applicable month-end when the hedge is triggered on or off.  When the Index is market hedged over consecutive months, the Index’s short position is only rebalanced quarterly in conjunction with the rebalance of the Index’s long positions.

Additionally, the sections entitled “Principal Investment Risks—Shorting Risk” and “—Tracking Error Risk” on page 4 of both the Summary Prospectus and Prospectus are deleted in their entirety and replaced with the following:

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Shorting Risk: When the Index’s exposure is market hedged, the Fund may engage in short sales designed to mitigate the Fund’s exposure to market risk and to replicate the Index’s short position(s). However, there is a risk that the Fund will experience a loss as a result of engaging in such short sales. Additionally, because the Index’s short positions are only rebalanced quarterly in conjunction with the rebalance of the Index’s long positions, the Index may have more or less short exposure than long exposure in between rebalances. The Index’s hedge cannot completely eliminate market risk, and even when hedged, the Index will continue to bear the risk that its long positions will underperform the overall small cap market due to the specific securities, industries, or sectors in which the Fund invests.

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Tracking Error Risk: As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index. As a result of legal restrictions or limitations that apply to the Fund but not to the Index, the Fund may have less relative short exposure than the Index during periods in between the Index’s quarterly reconstitutions. Such differences in short exposure may cause the performance of the Fund and its Index to differ from each other.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.